NATIONWIDE MUTUAL FUNDS

Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Destination 2055 Fund
Nationwide Retirement Income Fund
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

Supplement dated January 24, 2012
to the Statement of Additional Information dated March 1, 2011 as revised April 21, 2011

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

Effective January 23, 2012, the Board of Trustees has approved the appointment of Brian Hirsch as Chief Compliance Officer of Nationwide Variable Insurance Trust, replacing Kevin Grether, interim Chief Compliance Office.  Mr. Hirsch most recently was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., which is a subsidiary of the Western Southern Financial Group in Cincinnati, Ohio.  Mr. Hirsch previously held senior positions with Puglisi & Co., Palisade Capital Management, Blaylock & Partners and Continental Asset Management Corp.  Mr. Hirsch earned a bachelor’s degree in Business Administration from Rutgers University, an M.B.A. from New York University and a law degree from American University.  He also holds FINRA Series 4, 7, 24 and 66 licenses.

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